UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2014

Cheniere Energy Partners LP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-36234	36-4767730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On March 18, 2014, the Audit Committee of the Board of Directors of Cheniere Energy Partners LP Holdings, LLC (the “Company”), approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and approved the dismissal of Ernst & Young LLP (“EY”) as its independent registered public accounting firm.

The report of EY on the Company’s consolidated financial statements for the period from July 29, 2013 (date of inception) through December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from July 29, 2013 (date of inception) through December 31, 2013 and through March 18, 2014, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in its report on the financial statements for such period. During this time, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements. A copy of such letter dated March 24, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the period from July 29, 2013 (date of inception) through December 31, 2013 and in connection with filing the Company’s registration statement on Form S-1 relating to its initial public offering, the Company consulted with KPMG regarding the application of ASC 810 Consolidation with respect to the Company's accounting for its interest in Cheniere GP Holding Company, LLC and Cheniere Energy Partners, L.P. The Company also consulted with KPMG regarding the application of ASC 323, Investments - Equity Method and Joint Ventures, regarding the application of the equity method of accounting to the Company’s limited partner interests in Cheniere Energy Partners, L.P. Decisions regarding the accounting treatment of these items were made by the Company with consideration given to the interpretive guidance provided by KPMG related to the application of applicable accounting principles and the Company’s accounting for the above mentioned matters as described in the notes to the financial statements was consistent with the views provided by KPMG.

The Company's accounting for these matters was discussed with EY and reflected in the Company's audited consolidated financial statements for the period from July 29, 2013 (date of inception) through December 31, 2013.

Except for the consultation described in the preceding paragraphs, during the period from July 29, 2013 (date of inception) through December 31, 2013, and through March 18, 2014, the Company has not consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to it by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that KPMG review the disclosure required by Item 304(a) of Regulation S-K included in this Current Report on Form 8-K and furnish it with a letter addressed to the Securities and

Exchange Commission containing any new information, clarification of the Company’s expression of KPMG’s views, or the respects in which KPMG does not agree with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of the letter dated March 24, 2014, is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description
16.1*            Letter from Ernst & Young LLP, dated March 24, 2014.
16.2*            Letter from KPMG LLP, dated March 24, 2014.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS LP HOLDINGS, LLC

Date: March 24, 2014	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Chief Financial Officer

EXHBIT INDEX

Exhibit
Number        Description
16.1*            Letter from Ernst & Young LLP, dated March 24, 2014.
16.2*            Letter from KPMG LLP, dated March 24, 2014.

*Filed herewith